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                                                                      EXHIBIT 21



                    SUBSIDIARIES OF H. F. AHMANSON & COMPANY
                           (AS OF DECEMBER 31, 1995)


                                                                  Jurisdiction
                                                                of Incorporation
                                                                ----------------

110 East 42nd Operating Company, Inc.                                   Delaware
244 West 10th Street, Inc.                                              New York
1905 Agency Incorporated                                                Delaware
ACD2                                                                  California
ACD3                                                                  California
Ahmanson Commercial Development Company                               California
Ahmanson Developments, Inc.                                           California
Ahmanson Insurance, Inc.                                              California
Ahmanson Land Company                                                 California
Ahmanson Marketing, Inc.                                              California
Ahmanson Mortgage Company                                             California
Ahmanson Residential 2                                                California
Ahmanson Residential Development                                      California
Ahmanson Services, Inc.                                               California
Bowery Advisors, Inc.                                                   Delaware
Commerce Service Corporation                                          California
CPSB Service Corp.                                                      New York
Exchange Enterprises, Inc.                                                 Texas
Financial Services of Illinois, Inc.                                    Illinois
Griffin Financial Administrators                                      California
Griffin Financial Distributors                                        California
Griffin Financial Investment Advisers                                 California
Griffin Financial Services                                            California
Griffin Financial Services, Inc.                                    Pennsylvania
Griffin Financial Services Insurance Agency                           California
Griffin Financial Services Insurance Agency, Inc.                           Ohio
Griffin Financial Services Insurance Agency, Inc.                          Texas
Griffin Financial Services Managing General Agency, Inc.                   Texas
Griffin Financial Services of America, Inc.                             Delaware
Hamburg Development Corp.                                               New York
Hamburg Glen Cove Development Corp.                                     New York
Home Funding Corporation                                                Delaware
Home Savings of America                                               California
Home Savings of America, FSB                                             Federal
Home Servicing of America                                             California
HSA Travel                                                            California
HSB Enterprises, Inc.                                                   New York
Ladue Service Corporation                                               Missouri
Mesa Water Company                                                    California
Oxford Ranch, Inc.                                                    California
R & M on the Water, Inc.                                                New York
Rivergrade Investment Corp.                                           California
Savings of America, Inc.                                              California
Serrano Reconveyance Company                                          California
Seville Realty, Inc.                                                       Texas
Silver Granite Investment Corp.                                       California
Tamarack, Inc.                                                             Texas
West Side Condo Corp.                                                   New York